UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2011

NUVASIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50744	33-0768598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7475 Lusk Boulevard, San Diego, California 92121

(Address of principal executive offices, with zip code)

(858) 909-1800

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a) On September 28, 2011, NuVasive, Inc’s. (the “Company”) stockholders approved a Certificate of Amendment to the Restated Certificate of Incorporation (the “Amended Certificate”) to amend the Amended Certificate to increase the authorized shares of common stock from 70,000,000 to 120,000,000.

This description of the Restated Certificate is qualified in its entirety by reference to the complete text of the Restated Certificate, a copy of which is attached hereto as Exhibit 3.1.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On September 28, 2011, the Company held a Special Meeting of Stockholders (the “Special Meeting”) for the purpose of having its stockholders consider and vote upon each of the proposals set forth below. As of August 8, 2011, the record date of the Special Meeting, there were 39,894,251 shares of the Company’s common stock issued and outstanding. At the Special Meeting, a quorum of 36,712,471 shares of the Company’s common stock were represented in person or by proxy. The Company’s stockholders approved the two proposals listed below, which proposals are described in detail in the Company’s definitive proxy statement for the Special Meeting that was filed with the Securities and Exchange Commission (“SEC”) on August 15, 2011. The final votes on the proposals presented at the Special Meeting are as follows:

Proposal 1:

The amendment to our Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 70,000,000 to 120,000,000 shares was approved by the following vote:

Votes For	Votes Against	Abstentions
34,406,056	2,282,055	24,360

Proposal 2:

The issuance of our common stock upon the conversion of our Series A participating preferred stock (Serices A participating preferred stock to be issued by us upon the potential exercise of warrants issued by us in connection with our recent sale of 2.75% Convertible Senior Notes due 2017), was approved, pursuant to NASDAQ Marketplace Rule 5635, by the following vote:

Votes For	Votes Against	Abstentions
32,305,056	1,556,310	16,249

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits.

Exhibit Number	Description
3.1	Certificate of Amendment to Restated Certificate of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUVASIVE, INC.

Date: September 28, 2011	By:	/s/ ALEXIS V. LUKIANOV
Alexis V. Lukianov Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Certificate of Amendment to Restated Certificate of Incorporation